SENTINEL GROUP FUNDS, INC.

ARTICLES SUPPLEMENTARY

SENTINEL GROUP FUNDS, INC., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940
(“Corporation”), hereby certifies to the State Department of Assessments and Taxation of
Maryland (“SDAT”) that:

FIRST: Pursuant to authority expressly vested in the Board of Directors of the
Corporation (“Board of Directors”) by the charter (“Charter”), and pursuant to Section 2-
208 of the Maryland General Corporation Law, the Board of Directors at a meeting duly convened and held, adopted resolutions reclassifying and designating:

1.	30,000,000 of the authorized but unissued shares of Common
Stock, par value $.01 per share (“Common Stock”), of the
Corporation classified and designated as Sentinel High Yield Bond
Fund Class A as shares of authorized but unissued Common Stock without further classification or designation as to class or series.

2.	20,000,000 of the authorized but unissued shares of Common
Stock of the Corporation classified and designated as Sentinel
High Yield Bond Fund Class B as shares of authorized but
unissued Common Stock without further classification or
designation as to class or series.

3.	10,000,000 of the authorized but unissued shares of Common
Stock of the Corporation classified and designated as Sentinel
High Yield Bond Fund Class C as shares of authorized but
unissued Common Stock without further classification or
designation as to class or series.

4.	20,000,000 of the authorized but unissued shares of Common
Stock of the Corporation classified and designated as Sentinel
Short Maturity Government Fund Class C as shares of authorized but unissued Common Stock without further classification or
designation as to class or series.

SECOND: Immediately before these Articles Supplementary are accepted for record by the SDAT, the total number of authorized shares of Common Stock is 2,940,000,000,
$.01 par value per share, with an aggregate par value of $29,400,000, of which
20,000,000 are shares of Common Stock without further classification or designation and
2,920,000,000 are shares of Common Stock classified and designated as follows:

Class A	Number of Shares Allocated
Sentinel Balanced Fund	40,000,000

Sentinel Capital Growth Fund	40,000,000
Sentinel Common Stock Fund	75,000,000
Sentinel Conservative Allocation Fund	20,000,000
Sentinel Georgia Municipal Bond Fund	40,000,000
Sentinel Government Securities Fund	90,000,000
Sentinel Growth Leaders Fund	20,000,000
Sentinel High Yield Bond Fund	30,000,000
Sentinel International Equity Fund	20,000,000
Sentinel Mid Cap Growth Fund	45,000,000
Sentinel Mid Cap Value Fund	40,000,000
Sentinel Short Maturity Government Fund	70,000,000
Sentinel Small Company Fund	300,000,000
Sentinel Small/Mid Cap Fund	40,000,000
Sentinel Sustainable Core Opportunities Fund	40,000,000
Sentinel Sustainable Emerging Companies Fund	40,000,000
Sentinel U.S. Treasury Money Market Fund	750,000,000

Class B	Number of Shares Allocated
Sentinel Balanced Fund	20,000,000
Sentinel Common Stock Fund	20,000,000
Sentinel Conservative Allocation Fund	10,000,000
Sentinel High Yield Bond Fund	20,000,000
Sentinel International Equity Fund	20,000,000
Sentinel Mid Cap Growth Fund	20,000,000
Sentinel Small Company Fund	40,000,000
Sentinel U.S. Treasury Money Market Fund	100,000,000

Class C	Number of Shares Allocated
Sentinel Balanced Fund	10,000,000
Sentinel Capital Growth Fund	40,000,000
Sentinel Common Stock Fund	10,000,000
Sentinel Conservative Allocation Fund	10,000,000
Sentinel Government Securities Fund	20,000,000
Sentinel Growth Leaders Fund	20,000,000
Sentinel High Yield Bond Fund	10,000,000
Sentinel International Equity Fund	10,000,000
Sentinel Mid Cap Growth Fund	30,000,000
Sentinel Mid Cap Value Fund	40,000,000
Sentinel Short Maturity Government Fund	20,000,000
Sentinel Small Company Fund	40,000,000
Sentinel Small/Mid Cap Fund	40,000,000
Sentinel Sustainable Core Opportunities Fund	40,000,000
Sentinel Sustainable Emerging Companies Fund	40,000,000

Class D	Number of Shares Allocated
Sentinel Balanced Fund	20,000,000

Class I	Number of Shares Allocated
Sentinel Balanced Fund	40,000,000
Sentinel Capital Growth Fund	40,000,000
Sentinel Common Stock Fund	40,000,000
Sentinel Georgia Municipal Bond Fund	40,000,000
Sentinel Government Securities Fund	40,000,000
Sentinel Growth Leaders Fund	40,000,000
Sentinel International Equity Fund	40,000,000
Sentinel Mid Cap Growth Fund	40,000,000
Sentinel Mid Cap Value Fund	40,000,000
Sentinel Small Company Fund	40,000,000
Sentinel Small/Mid Cap Fund	40,000,000
Sentinel Sustainable Core Opportunities Fund	40,000,000
Sentinel Sustainable Emerging Companies Fund	40,000,000

Class S	Number of Shares Allocated
Sentinel Short Maturity Government Fund	50,000,000

THIRD: Immediately after these Articles Supplementary are accepted for record by the
SDAT, the total number of authorized shares of Common Stock is 2,940,000,000, $.01 par value per share, with an aggregate par value of $29,400,000, of which 100,000,000 are shares of Common Stock without further classification or designation and
2,840,000,000 are shares of Common Stock classified and designated as follows:

Class A	Number of Shares Allocated
Sentinel Balanced Fund	40,000,000
Sentinel Capital Growth Fund	40,000,000
Sentinel Common Stock Fund	75,000,000
Sentinel Conservative Allocation Fund	20,000,000
Sentinel Georgia Municipal Bond Fund	40,000,000
Sentinel Government Securities Fund	90,000,000
Sentinel Growth Leaders Fund	20,000,000
Sentinel International Equity Fund	20,000,000
Sentinel Mid Cap Growth Fund	45,000,000
Sentinel Mid Cap Value Fund	40,000,000
Sentinel Short Maturity Government Fund	70,000,000
Sentinel Small Company Fund	300,000,000
Sentinel Small/Mid Cap Fund	40,000,000
Sentinel Sustainable Core Opportunities Fund	40,000,000
Sentinel Sustainable Emerging Companies Fund	40,000,000
Sentinel U.S. Treasury Money Market Fund	750,000,000

Class B	Number of Shares Allocated
Sentinel Balanced Fund	20,000,000
Sentinel Common Stock Fund	20,000,000

Sentinel Conservative Allocation Fund	10,000,000
Sentinel International Equity Fund	20,000,000
Sentinel Mid Cap Growth Fund	20,000,000
Sentinel Small Company Fund	40,000,000
Sentinel U.S. Treasury Money Market Fund	100,000,000

Class C	Number of Shares Allocated
Sentinel Balanced Fund	10,000,000
Sentinel Capital Growth Fund	40,000,000
Sentinel Common Stock Fund	10,000,000
Sentinel Conservative Allocation Fund	10,000,000
Sentinel Government Securities Fund	20,000,000
Sentinel Growth Leaders Fund	20,000,000
Sentinel International Equity Fund	10,000,000
Sentinel Mid Cap Growth Fund	30,000,000
Sentinel Mid Cap Value Fund	40,000,000
Sentinel Small Company Fund	40,000,000
Sentinel Small/Mid Cap Fund	40,000,000
Sentinel Sustainable Core Opportunities Fund	40,000,000
Sentinel Sustainable Emerging Companies Fund	40,000,000

Class D	Number of Shares Allocated
Sentinel Balanced Fund	20,000,000

Class I	Number of Shares Allocated
Sentinel Balanced Fund	40,000,000
Sentinel Capital Growth Fund	40,000,000
Sentinel Common Stock Fund	40,000,000
Sentinel Georgia Municipal Bond Fund	40,000,000
Sentinel Government Securities Fund	40,000,000
Sentinel Growth Leaders Fund	40,000,000
Sentinel International Equity Fund	40,000,000
Sentinel Mid Cap Growth Fund	40,000,000
Sentinel Mid Cap Value Fund	40,000,000
Sentinel Small Company Fund	40,000,000
Sentinel Small/Mid Cap Fund	40,000,000
Sentinel Sustainable Core Opportunities Fund	40,000,000
Sentinel Sustainable Emerging Companies Fund	40,000,000

Class S	Number of Shares Allocated
Sentinel Short Maturity Government Fund	50,000,000

FOURTH: The undersigned Vice President of the Corporation acknowledges these
Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President and attested by its Assistant
Secretary as of the 20th day of October, 2008.

ATTEST: By__/s/ Lindsay E. Staples_ Lindsay E. Staples Assistant Secretary	SENTINEL GROUP FUNDS, INC. By__/s/ Thomas P. Malone____ Thomas P. Malone Vice President